  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2017

Griffin Capital BDC Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55351

MD	47-0995168
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders

Griffin Capital BDC Corp. (the "Registrant") held its Special Meeting of Stockholders (the "Special Meeting") on September 12, 2017 at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California ("Griffin Capital Plaza"). At the Special Meeting, the Registrant's stockholders voted on Proposal 3, and the Registrant adjourned the Special Meeting with respect to Proposals 1 and 2, to allow stockholders additional time to vote on these matters, including those stockholders impacted by Hurricanes Harvey and Irma.

At the Special Meeting, Proposal 3, the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies was approved by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies	2,228,716	35,580	113,122

With regards to Proposal 1 to approve the Agreement and Plan of Reorganization by and between the Registrant and Griffin Institutional Access Credit Fund (the "Griffin Credit Fund"), pursuant to which the Registrant will transfer all of its net assets to the Griffin Credit Fund, in exchange for Class F shares of the Griffin Credit Fund and the assumption by the Griffin Credit Fund of all of the liabilities of the Registrant (the "Reorganization") and Proposal 2 to approve the withdrawal of the election by the Registrant to be treated as a business development company under applicable provisions of the Investment Company Act of 1940, as amended, subject to the approval of the Reorganization, the Registrant adjourned the Special Meeting to allow for additional time for stockholders to vote on Proposals 1 and 2. As of the date of the Special Meeting, stockholders of the Registrant have voted significantly in favor of each proposal. The Special Meeting will reconvene on September 18, 2017 at 11:30 a.m., Pacific Time, at Griffin Capital Plaza for purposes of holding a stockholder vote on Proposals 1 and 2.

Item 8.01.    Other Events

On September 15, 2017, the Registrant issued a notice informing stockholders that the Special Meeting was adjourned to September 18, 2017 in order to provide stockholders impacted by Hurricanes Harvey and Irma additional time to vote on Proposals 1 and 2. The notice, a copy of which is filed as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

    99.1 Griffin Capital BDC Corp. Stockholder Notice Regarding Adjournment of Special Meeting

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital BDC Corp.

Date: September 15, 2017	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Secretary